UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2006

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51436 (Commission File Number)	30-0296543 (I.R.S. Employer Identification No.)

1440 Davey Road Woodridge, Illinois 60517		60517
(Address of principal executive offices)		(Zip Code)

(630) 739-6744 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Business Loan Agreement

On April 18, 2006, Advanced Life Sciences, Inc. (the “Company”) entered into a Business Loan Agreement (the “New Loan Agreement”) with The Leaders Bank providing for a $4.0 million revolving line of credit at a fixed interest rate of 6.75% per annum. The New Loan Agreement replaces the Company’s existing $4.0 million Business Loan Agreement with The Leaders Bank dated as of December 21, 2004 (the “Prior Loan Agreement”). The Company’s obligations under the New Loan Agreement are payable in full on January 1, 2008 and are secured by substantially all of the Company’s assets, except that the collateral specifically excludes any rights that the Company may have a result of its license agreement with Abbott Laboratories for cethromycin. The New Loan Agreement also provides for, among other things, the release of guarantees by Flavin Ventures, LLC, Dr. Michael Flavin and his wife, and John L. Flavin.

A copy of the New Loan Agreement and related agreements are attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment to Lease Agreement with BioStart Property Group, LLC

On April 18, 2006, the Company entered into a First Amendment to Lease Agreement with BioStart Property Group, LLC (“BioStart”), a wholly-owned subsidiary of Flavin Ventures, LLC. Flavin Ventures, LLC is the controlling member of ALS Ventures, LLC, our largest stockholder. Michael T. Flavin and John L. Flavin, our Chief Executive Officer and President, respectively, are the controlling members of Flavin Ventures, LLC. The amendment provides that the Company may reduce its required rental payments to BioStart to offset for any shared expenses between the Company and other tenants in the building.

A copy of the First Amendment to Lease Agreement is attached hereto as Exhibit 10.2 and incorporated by referenced herein.

Item 1.02 Termination of a Material Definitive Agreement

On April 18, 2006, the Company and The Leaders Bank terminated the Prior Loan Agreement in connection with entering into the New Loan Agreement, as described in Item 1.01 of this Form 8-K.

(d)           Exhibits:

Exhibit No.	Description

10.1	Business Loan Agreement and related agreements between Advanced Life Sciences, Inc. and The Leaders Bank, dated as of April 18, 2006.

10.2	First Amendment to Lease Agreement between Advanced Life Sciences, Inc. and BioStart Property Group, LLC, dated as of April 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: April 20, 2006	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Loan Agreement and related agreements between Advanced Life Sciences, Inc. and The Leaders Bank, dated as of April 18, 2006.

10.2	First Amendment to Lease Agreement between Advanced Life Sciences, Inc. and BioStart Property Group, LLC, dated as of April 18, 2006.